Summary Prospectus	February 29, 2016, as revised June 3, 2016
LALT	PowerShares Multi-Strategy Alternative Portfolio

The NASDAQ Stock Market, LLC

Before you invest, you may wish to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.invescopowershares.com/prospectus. You can also get this information at no cost by calling Invesco Distributors, Inc. at (800) 983-0903 or by sending an e-mail request to info@powershares.com. The Fund’s prospectus and statement of additional information, both dated February 29, 2016 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus.

Investment Objective

The PowerShares Multi-Strategy Alternative Portfolio (the “Fund”) seeks a positive total return that has a low correlation to the broader securities markets.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	0.04%
Total Annual Fund Operating Expenses	0.99%
Fee Waiver and/or Expense Reimbursement(2)	(0.02)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.97%

(1)	Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies (including money market funds). These expenses are based on the total expense ratio of the underlying funds disclosed in each underlying fund’s most recent shareholder report. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table differs from the ratio of expenses to average net assets included in the Financial Highlights section of this Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

(2)	Through August 31, 2017, Invesco PowerShares Capital Management LLC (the “Adviser”) has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate. This waiver will have the effect of reducing the Acquired Fund Fees and Expenses that are indirectly borne by the Fund. The Adviser cannot discontinue this waiver prior to its expiration.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total

Annual Fund Operating Expenses for periods thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$99	$313	$545	$1,211

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 154% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in a combination of equity securities, financial futures contracts, forward currency contracts and other securities. Invesco Advisers, Inc., the sub-adviser to the Fund (“Invesco” or the “Sub-Adviser”), selects investments for inclusion in the Fund’s portfolio with reference to the components of the Morgan Stanley Multi-Strategy Alternative Index (the “Benchmark”) through a quantitative process that seeks to exceed the Benchmark’s performance. Morgan Stanley & Co., LLC (the “Benchmark Agent”) develops, maintains and sponsors the Benchmark, which includes a combination of quantitative, rules-based strategies (the “Benchmark Strategies”). The Fund will follow the Benchmark Strategies while seeking to outperform the Benchmark. The Benchmark Strategies are designed to capture non-traditional risk premia across equities, rates, currencies and volatility markets. A “risk premium” is the economic concept that an investor should receive a premium (that is, a higher expected return) for bearing risk. In other words, risk premium refers to the return that is expected for assuming a particular market risk.

The Benchmark Strategies may be categorized into three types: (1) Quantitative/Stylistic Strategies, (2) Volatility Risk Premium Strategies, and (3) Carry Strategies. Quantitative/Stylistic Strategies consist of rules-based methodologies designed to identify undervalued stocks or currencies using relative valuation, fundamental analysis and publicly-available market information (such as

1
LALT PowerShares Multi-Strategy Alternative Portfolio

P-LALT-SUMPRO-1

regulatory filings regarding the equity holdings of institutional investment managers). A Quantitative or Stylistic Strategy may take a long/short position to generate market neutral returns. Volatility Risk Premium Strategies consist of rules-based investment methodologies designed to capture the difference between implied (i.e., expected) and realized (i.e., actual) volatility that is often observed in equity and currency options markets. The volatility risk premium can be seen as compensation to option sellers for taking on potential risk of losses during periods when realized volatility increases suddenly. In addition, the volatility premium reflects the supply/demand imbalance often present in each asset class. Carry Strategies consist of rules-based methodologies designed to capture the forward rate bias and term premium often observed in currency, interest rate and equity volatility markets. Forward rate bias is the tendency for the markets to overestimate the amount of future price changes that might actually occur; the actual price movements tend to be smaller than the expectations as measured by forward rates.

The Fund’s equity exposure may be obtained through direct investment in equity securities or through investment in other investment companies. The equity securities in which the Fund may invest include common stocks of publicly traded companies of any capitalization. As part of the investment process described above, under normal market conditions, the Fund may take both long and short positions in equity securities, other investment companies, and equity index futures.

Additionally, the Fund may take long and short positions in various currencies by investing in currency forward and/or futures contracts. The Fund also may purchase and sell interest rate futures, including Eurodollar interest rate futures or Euro Euribor interest rate futures, and Chicago Board Options Exchange Volatility Index (“VIX Index”) futures contracts. The Fund will make significant use of financial futures contracts and forward contracts to gain exposure to various asset classes to generate returns, for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure, and to earn income and enhance returns. One or more of these instruments may have a leveraging effect on the Fund. This financial leverage occurs when the Fund’s market exposure exceeds the amounts actually invested. This leverage will vary over time and may at times be significant. However, any instance of financial leverage will be covered in accordance with guidance promulgated by the Securities and Exchange Commission (“SEC”) and its staff. The Fund does not presently intend to borrow money for investment purposes, and will not be operated in a manner designed to seek to return a multiple of the performance of the Benchmark or any index. However, the Fund may engage in frequent and active trading of portfolio securities and other instruments to achieve its investment objective.

The Fund also may have a substantial cash position due to margin and collateral requirements related to the Fund’s use of derivatives. The Fund may invest in U.S. Government securities, money market instruments, cash and cash equivalents (e.g., corporate commercial paper) to provide liquidity and to collateralize its investments in derivative instruments. The instruments in which the Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) short term negotiable obligations of commercial banks, fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; and (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc. or “A-1+” or “A-1” by Standard & Poor’s or, if unrated, of comparable quality, as determined by the Sub-Adviser.

In addition, the Fund may invest in the securities of other investment companies (including money market funds) beyond the limits permitted under the Investment Company Act of 1940 (the “1940 Act”), subject to certain terms and conditions set forth in an SEC exemptive order issued pursuant to Section 12(d)(1)(J) of the 1940 Act.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. There is a risk that the returns provided by any one Benchmark Strategy may be subject to high volatility and that the Sub-Adviser’s beliefs about the risk, expected returns and correlation properties of any one Benchmark Strategy may be incorrect. Further, the Fund’s ability to achieve its investment objective also depends on the successful allocation of the Fund’s assets among various Benchmark Strategies. There is also a risk that the Fund’s investments will correlate with the performance of the broader securities markets to a greater degree than anticipated, and the Fund will not meet its investment objective. In managing the Fund’s portfolio holdings, the Sub-Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Investment Strategy Risk. The Sub-Adviser uses a rules-based methodology to allocate the Fund’s assets in a combination of Benchmark Strategies designed to benefit from risk premia. As market dynamics shift over time, these various Benchmark Strategies—as well as the rules-based methodology that the Sub-Adviser employs to allocate Fund assets among them—may become outdated or inaccurate. There can be no guarantee that existing market trends will continue over time or be reflected in future market movements in a manner that will permit the methodology to achieve the Fund’s objective. In particular, in markets without sustained trends, highly volatile markets or markets with significant price movements that quickly reverse, the Sub-Adviser’s investment methodology may fail to accurately predict the correct combination of Benchmark Strategies that the Fund should employ. As a result, the Fund may suffer significant losses.

Futures Contract Risk. The Fund will enter into futures contracts. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the level of the reference rate. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. In the event of adverse price movements, the Fund would be required to make daily cash payments to maintain its required margin. The Fund may determine not to “roll” the futures contracts on a predefined schedule as they approach expiration; instead the Sub-Adviser may determine to roll to another futures contract (chosen from a list of tradable futures that expire in the next 13 months) in an attempt to generate maximum yield. There can be no guarantee that such a strategy will produce the desired results. In the event of adverse price movements, the Fund would be required to make

2
LALT PowerShares Multi-Strategy Alternative Portfolio

daily cash payments to maintain its required margin. The Fund must segregate liquid assets or take other appropriate measures to “cover” its exposure in respect of open positions in futures contracts. As the Fund will be invested in cash-settled futures contracts, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value.

Counterparty Risk. Certain derivative instruments that involve counterparties subject the Fund to the risk that the counterparty could default on its obligations under the agreement, either through the counterparty’s bankruptcy or failure to perform its obligations. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets or no recovery at all. The Fund’s investments in the futures markets also introduce the risk that its futures commission merchant (“FCM”) would default on an obligation set forth in an agreement between the Fund and the FCM, including the FCM’s obligation to return margin posted in connection with the Fund’s futures contracts.

Liquidity Risk. The Fund will invest in derivatives and other instruments that may be less liquid than other types of investments. Investments that are less liquid or that trade less can be more difficult or more costly to buy, or to sell, compared to other more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the market for such an investment. The derivatives in which the Fund invests may not always be liquid. This could have a negative effect on the Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders.

Foreign Exchange Risk. The Fund may invest in foreign currency forward contracts, which may expose the Fund to foreign exchange risk. Foreign exchange rates are determined by factors of supply and demand in the international markets, which themselves are influenced by factors such as macroeconomic, governmental policy, speculative factors, market sentiment, and other political and economic considerations. These factors may affect the value of the assets of the Fund.

Hedging Risk. Some Benchmark Strategies attempt to hedge out broader exposure to their respective asset classes by taking short positions in futures, forwards, individual stocks, or other securities. These hedges may not always be effective, can result in unexpected exposures and potential losses, and may act to magnify losses.

Diversification of Strategies Risk. While the Benchmark Strategies are designed to exhibit low correlation to each other and to the broader securities markets, there are no assurances that this low correlation will occur in the future, especially over short to medium time horizons or in periods of market stress. It is possible that under certain circumstances, including large scale market shocks, two or more of the Benchmark Strategies will have higher correlation, while trending in a direction adverse to Fund performance. In such instances, the Fund will experience higher than anticipated losses.

Short Sales Risk. Short sales are speculative transactions and involve special risks, including a greater reliance on the Sub-Adviser’s ability to accurately anticipate the future value of a security. The Fund will suffer a loss if it sells a security short and the value of the security then rises rather than falls. The Fund’s losses are potentially unlimited in a short sale transaction. Due to the investment process of long and short positions, the Fund also may be subject to additional transaction costs that may lower the

Fund’s returns. The Fund’s use of short sales also may have a leveraging effect on the Fund’s portfolio.

Leverage Risk. Leverage occurs when the Fund’s market exposure exceeds amounts invested. The Fund’s exposure to derivatives and other investment techniques, such as short sales, can create a leveraging effect on the portfolio. This leverage will vary over time and may at times be significant. Engaging in transactions using leverage or those having a leveraging effect subjects the Fund to certain risks. Leverage can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not used leverage. The Fund may have a substantial cash position due to margin and collateral requirements related to the Fund’s use of derivatives, and to cover its positions in these investments due to the effects of leverage. Such margin and collateral requirements may limit the Fund’s ability to take advantage of other investment opportunities, and the Fund also may have to sell or liquidate a portion of its assets at inopportune times to satisfy these requirements. This may negatively affect the Fund’s ability to achieve its investment objective. In addition, the Fund’s assets that are used as collateral to secure these transactions may decrease in value while the positions are outstanding, which may force the Fund to use its other assets to increase collateral. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount of the Fund’s assets. There is no assurance that a leveraging strategy will be successful.

Collateral Securities Risk. The Fund may invest in securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities that may or may not be backed by the full faith and credit of the United States. In the case of those U.S. Government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible for the Fund to lose money by investing in money market funds.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Interest Rate Risk. The Fund’s investments in U.S. Government securities and commercial paper will change in value in response to interest rate changes and other factors, such as the perception of an issuer’s creditworthiness. For example, the value of fixed-income

3
LALT PowerShares Multi-Strategy Alternative Portfolio

securities generally will decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the value of the Fund’s investments in fixed-income securities with longer maturities will fluctuate more in response to interest rate changes.

Currency Risk. The Fund’s investments and strategies will involve exposure to foreign currencies. Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Fund holds a foreign currency denominated security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers also may be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency. Additionally, and as a result of the Fund’s use of currency investment strategies, the Fund’s net currency positions may expose the Fund to losses independent of any securities positions.

Valuation Risk. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value its holdings becomes more difficult and the judgment of the Sub-Adviser (employing the fair value procedures adopted by the Board of Trustees (the “Board”) of the PowerShares Actively Managed Exchange-Traded Fund Trust (the “Trust”)) may play a greater role in the valuation of the Fund’s holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Risk of Investing in Investment Companies. Because the Fund may invest in other investment companies, its investment performance may depend on the investment performance of the underlying investment companies in which it invests. An investment in an investment company is subject to the risks associated with that investment company. The Fund will pay indirectly a proportional share of the fees and expenses of the investment companies in which it invests (including costs and fees of the investment companies), while continuing to pay its own management fee to the Adviser. As a result, shareholders will absorb duplicate levels of fees with respect to the Fund’s investments in other investment companies.

Cash Transaction Risk. Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally in-kind, due to the nature of the Fund’s investments. As such, an investment in Shares may be less tax efficient than an investment in shares of conventional ETFs, which utilize an entirely in-kind redemption process. Also, there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

Tax Risk. For the Fund to qualify as a RIC, the Fund must meet a qualifying income test each taxable year. Failure to comply with the qualifying income requirements would have significant negative tax consequences to Fund shareholders, including the imposition of an entity-level tax on the Fund, which would reduce the amount available for distribution to shareholders. Although the Fund generally will seek to invest in derivative instruments that it believes generate qualifying income, the treatment of income from certain derivative instruments under the qualifying income requirements is not entirely clear. The Fund will seek to limit its non-qualifying income so as to qualify as a RIC. The Fund has received an opinion of counsel, which is not binding on the Internal Revenue Service (“IRS”) or the courts, that the income the Fund derives from its investments in certain futures contracts, including VIX Index futures contracts, should constitute qualifying income. Based on that opinion, the Fund believes that it will qualify as a RIC. If the IRS were to determine that income the Fund derives from VIX Index futures contracts does not constitute qualifying income, and if that position was upheld, the Fund might cease to qualify as a RIC or would be required to reduce its exposure to such investments, which may result in difficulty in implementing its investment strategies.

Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in pursuing its investment strategies. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund.

Market Risk. The Fund’s holdings are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the holdings in the Fund’s portfolio.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small-

4
LALT PowerShares Multi-Strategy Alternative Portfolio

and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

Commodity Pool Risk. The Fund’s investments in futures contracts has caused it to be deemed a commodity pool, thereby subjecting the Fund to regulation under the Commodity Exchange Act and Commodity Futures Trading Commission (“CFTC”) rules. The Adviser is registered as a Commodity Pool Operator (“CPO”) and as a commodity trading advisor (“CTA”), and will manage the Fund in accordance with CFTC rules, as well as the rules that apply to registered investment companies. Registration as a CPO or CTA subjects the Adviser to additional laws, regulations and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund. Registration as a commodity pool may have negative effects on the ability of the Fund to engage in its planned investment program.

Derivatives Regulatory Risk. Changes in government regulation of derivative instruments could affect the character, timing and amount of the Fund’s taxable income or gains, and may limit or prevent the Fund from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Fund to change its investment strategy. The SEC has proposed new regulations related to the use of derivatives and related instruments by registered investment companies. If adopted as proposed, these regulations would limit the Fund’s ability to engage in derivatives transactions and may result in increased costs or require the Fund to modify its investment strategies or to liquidate.

Other Derivatives Risks. Compared to other types of investments, derivatives may be harder to value and may also be less tax efficient. To the extent that the Fund uses derivatives for hedging or to gain or limit exposure to a particular market or market segment, there may be imperfect correlation between the value of the derivative instrument and the value of the instrument being hedged or the relevant market or market segment, in which case the Fund may not realize the intended benefits. There is also the risk that during adverse market conditions, an instrument which would usually operate as a hedge provides no hedging benefits at all. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s total return in its first calendar year and by showing how the Fund’s average annual total returns compared with a broad measure of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invescopowershares.com.

Annual Total Returns—Calendar Year

Best Quarter	Worst Quarter
(0.69)% (3rd Quarter 2015)	(3.72)% (1st Quarter 2015)

Average Annual Total Returns for the Periods Ended December 31, 2015

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (05/29/14)
Return Before Taxes	(7.72)%	(6.85)%
Return After Taxes on Distributions	(7.72)%	(6.85)%
Return After Taxes on Distributions and Sale of Fund Shares	(4.37)%	(5.19)%
Morgan Stanley Multi-Strategy Alternative Index (reflects no deduction for fees, expenses or taxes)	(8.30)%	(7.21)%
HFRI Macro (Total) Index (reflects no deduction for fees, expenses or taxes)	(1.28)%	2.44%
Barclays U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)	0.55%	1.59%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Investment Sub-Adviser. Invesco Advisers, Inc. (the “Sub-Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/ Sub-Adviser/Trust	Date Began Managing the Fund
Duy Nguyen	Portfolio Manager of the Sub-Adviser	Since Inception
Jacob Borbidge	Portfolio Manager of the Sub-Adviser	February 2016
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	Since Inception
Tony Seisser	Vice President and Portfolio Manager of the Adviser	February 2015

5
LALT PowerShares Multi-Strategy Alternative Portfolio

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares at NAV only with authorized participants (“APs”) and only in large blocks of 100,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”), principally in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on The NASDAQ Stock Market, LLC and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in capital gain or loss.

6
LALT PowerShares Multi-Strategy Alternative Portfolio

P-LALT-SUMPRO-1